CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of report dated July 5, 2000, which is incorporated by reference, in this Registration Statement (Form N-1A No. 2-96709) of Dreyfus Massachusetts Tax Exempt Bond Fund.



                                                         /s/ Ernst & Young LLP
                                                         ERNST & YOUNG LLP

New York, New York
September 25, 2000